UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
August 19, 2008
LSI CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	1-10317	94-2712976
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1621 Barber Lane
Milpitas, California 95035
(Address of principal executive offices, including zip code)
(408) 433-8000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT 3.1
EXHIBIT 10.1

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Andrew Micallef, our Executive Vice President, Worldwide Manufacturing Operations, is a U.S. resident who is currently on assignment at our request in Singapore. In connection with his assignment, he is receiving a number of reimbursements of travel, living and other expenses and tax gross-ups that are designed so that he is not disadvantaged by his international assignment. On August 19, 2008, our Compensation Committee approved an extension of Mr. Micallef’s assignment in Singapore through June 30, 2010. The extension is on substantially the same terms as were previously in effect, except that due to the amount of time Mr. Micallef has worked abroad, we will not require him to repay his benefits if he resigns before his assignment in Singapore ends or within six months after moving back to the United States.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On August 19, 2008, our Board of Directors amended our by-laws. We clarified a number of provisions in the by-laws and made revisions to reflect changes in Delaware and other law, including changes to Section 2.4 to allow notices of stockholders’ meetings to be sent by electronic transmission and to Section 2.5 to allow us to send a single written notice to stockholders who share a single address. We also amended the advance notice provision in the by-laws to remove ambiguities and to take into account recent Delaware case law. These changes include the following:
•	Section 2.2 was amended to clarify that, at annual meetings, business may be transacted only if it is brought before the meeting in accordance with Section 2.16, our advance notice provision.

•	Section 2.3 was amended to provide that only such business shall be transacted at a special meeting as shall have been brought before the special meeting by or at the direction of a majority of the board of directors, by the chairman of the board, by the president or by the chief executive officer of the company.

•	Section 2.16 was amended to clarify that:

Advance Notice of Stockholder Business
o	at an annual meeting of stockholders, only such business shall be conducted as shall have been properly brought before the meeting;

o	to be properly brought before the annual meeting, the business must be brought: (a) by or at the direction of the board of directors or any committee thereof; (b) pursuant to our notice of meeting; or (c) by a stockholder who is a stockholder of record at the time of giving notice and is a stockholder of record on the record date for the meeting and who otherwise complies with the notice procedures in Section 2.16;

o	to be timely, the stockholder’s notice must be received by our corporate secretary not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which we first mailed our proxy materials or a notice of availability of proxy materials (whichever is earlier) for the prior year’s annual meeting, provided, however, that if no annual meeting was held in the prior year or the annual meeting is advanced more than 30 days prior to or delayed more than 60 days after the one-year anniversary of the prior year’s annual meeting, then for notice to be timely, the notice must be received by our corporate secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting and the 10th day following the day on which a public announcement of the date of the annual meeting is first made;

o	an adjournment or postponement of the annual meeting will not commence a new time period (or extend any time period) for the giving of a stockholder’s notice described above;

o	to be in proper form, the stockholder’s notice must provide the information required by Section 2.16, including: (a) a brief description of the business intended to be brought, the text of the proposal or business and the reasons for such business; (b) the name and address of the stockholder and any Stockholder Associated Person (as defined in the by-

laws); (c) the class and number of shares held of record or beneficially owned by the stockholder and any Stockholder Associated Person and any derivative positions held by the stockholder and any Stockholder Associated Person; (d) whether and the extent to which any hedging transaction or other transaction has been entered into for the purpose of mitigating loss or to manage the risk or benefit of share price changes, or to increase or decrease the voting power of the stockholder or any Stockholder Associated Person; (e) any material interest of the stockholder or any Stockholder Associated Person in such business; and (f) a statement whether the stockholder or any Stockholder Associated Person intends to deliver a proxy statement and/or form of proxy to holders of our shares sufficient to obtain approval on the matter proposed. The notice must be supplemented not later than 10 days following the record date for the meeting to disclose the information contained in clauses (c) and (d) above as of the record date;
Advance Notice of Director Nominations at Annual Meetings
o	to be properly brought before the annual meeting, nominations of individuals to serve as directors must be brought: (a) by or at the direction of the board of directors or any committee thereof; (b) pursuant to our notice of meeting; or (c) by a stockholder who was a stockholder of record at the time of giving notice and was a stockholder of record on the record date for the meeting and who complies with the notice procedures in Section 2.16;

o	to be in proper form, the stockholder’s notice for a director nomination must provide as to each nominee proposed by the stockholder: (a) the name, age, business address and residence of the nominee; (b) the principal occupation or employment of the nominee; (c) the class and number of shares beneficially owned by the nominee; (d) whether and the extent to which any hedging or other transaction has been entered into for the purpose of mitigating loss or to manage the risk or benefit of share price changes, or to increase or decrease the voting power of the nominee; (e) a description of all arrangements or understandings between the stockholder and the nominee and any other person(s) pursuant to which nominations are made by the stockholder; (f) a written statement by the nominee acknowledging that as a director of the company, the nominee will owe a fiduciary duty under Delaware law with respect to the company and its stockholders; (g) a description of any pledges of our securities owned beneficially or of record by the nominee; (h) any other information required to be disclosed in proxy solicitations for the election of directors under Regulation 14A; and (i) the information required in clauses (b) through (f) in the fifth bullet under “Advance Notice of Stockholder Business” above;

o	at the request of the board of directors, any person nominated by a stockholder must furnish to our corporate secretary the information required in the immediately preceding bullet and such additional information as we may require to determine the eligibility of such nominee to serve as an independent director or that could be material to a reasonable investor’s understanding of the independence, or lack thereof, of the nominee. If that information is not provided, the stockholder’s notice will not be considered in proper form;
Special Meetings of Stockholders
o	Nominations of persons for election to the board of directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to our notice of meeting only (a) by or at the direction of the board of directors or any committee thereof; or (b) by any stockholder who complies with the advance notice provision in Section 2.16, who is a stockholder of record at the time of giving notice and who is entitled to vote at the special meeting;

o	to be timely, such notice must be delivered to our secretary not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of (a) the 90th day prior to such meeting; or (b) the 10th day following the day on which a public announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting;

o	an adjournment or postponement of a special meeting will not commence a new time period (or extend any time period) for the giving of a stockholder’s notice described above;

Other Requirements and Rights
o	a stockholder must comply with all applicable requirements of state law and the Securities Exchange Act of 1934 and the rules thereunder with respect to the matters set forth in Section 2.16;

o	Section 2.16 is not intended to affect the right of a stockholder to request inclusion of a proposal in our proxy statement pursuant to Rule 14a-8;

o	If the stockholder (or qualified representative of the stockholder) does not appear at the annual or special meeting to present proposed business or a nomination, the proposed business shall not be transacted and the proposed nomination shall be disregarded.

Prior to the amendment, Section 2.16 provided that nominations and other business to be brought by stockholders before a meeting of stockholders were to be made only: (a) pursuant to our notice of meeting; (b) by or at the direction of the board of directors; or (c) by any stockholder who was a stockholder of record at the time of giving notice, who was entitled to vote at the meeting and who otherwise complied with the notice procedures in Section 2.16. For a stockholder notice to be timely, it must have been delivered not later than 90 days before the anniversary of the date that our proxy statement was released to stockholders in connection with the previous year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting had been changed by more than 30 days from the date of the prior year’s meeting, notice by the stockholder to be timely must have been so received not later than the close of business on the 10th day following the day notice of the date of the meeting was mailed or such public disclosure was made, whichever occurred first. Such stockholder’s notice must have included: (i) as to each nominee, all information relating to such nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A; (ii) as to any other business that the stockholder proposed to bring before the meeting, a reasonably detailed description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (A) the name and address of such stockholder and of such beneficial owner, and (B) the class and number of our shares which were owned beneficially and of record by such stockholder and such beneficial owner.
The foregoing summary is qualified in its entirety by the text of our amended by-laws, a copy of which is attached hereto as Exhibit 3.1.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
3.1	Bylaws of LSI Corporation

10.1	Extension of International Assignment Agreement with Andrew Micallef

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LSI CORPORATION
By:	/s/ Bryon Look
Bryon Look
Executive Vice President and Chief Financial Officer

Date: August 25, 2008